AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 22nd  day of May, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012 (as amended from time to time, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on June 1, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from the end of the Due Diligence Period to 5:00 p.m. Eastern Time on June 1, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

ARCML06 LLC, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Samuel Landy Name: Samuel Landy Title: President

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 1st day of June, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on June 8, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on June 1, 2012 to 5:00 p.m. Eastern Time on June 8, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES, a Delaware limited liability company

By:   /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

ARCML06 LLC, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Anna T. Chew Name: Anna T. Chew Title: Vice President

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 7th day of June, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012, and as further amended by that Second Amendment to Purchase and Sale Agreement dated as of June 1, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on June 22, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on June 8, 2012 to 5:00 p.m. Eastern Time on June 22, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

ARCML06 LLC, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Anna T. Chew Name: Anna T. Chew Title: Vice President

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 20th day of June, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012, as further amended by that Second Amendment to Purchase and Sale Agreement dated as of June 1, 2012, and as further amended by that Third Amendment to Purchase and Sale Agreement dated as of June 8, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on June 29, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on June 22, 2012 to 5:00 p.m. Eastern Time on June 29, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES, a Delaware limited liability company

By:  /s/Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

ARCML06 LLC, a Delaware limited liability company

By: /s/Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/Allison Nagelberg Name: Allison Nagelberg Title: General Consul

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 29th  day of June, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012, as further amended by that Second Amendment to Purchase and Sale Agreement dated as of June 1, 2012, as further amended by that Third Amendment to Purchase and Sale Agreement dated as of June 8, 2012, and as further amended by that Fourth Amendment to Purchase and Sale Agreement dated as of June 20, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on July 6, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on June 29, 2012 to 5:00 p.m. Eastern Time on July 6, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

ARCML06 LLC, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Allison Nagelberg Name: Allison Nagelberg Title: General Consul

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 6th day of July, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012, as further amended by that Second Amendment to Purchase and Sale Agreement dated as of June 1, 2012, as further amended by that Third Amendment to Purchase and Sale Agreement dated as of June 8, 2012, as further amended by that Fourth Amendment to Purchase and Sale Agreement dated as of June 20, 2012, and as further amended by that Fifth Amendment to Purchase and Sale Agreement dated as of June 29, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on July 11, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on July 6, 2012 to 5:00 p.m. Eastern Time on July 11, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

ARCML06 LLC, a Delaware limited liability company

By:  /s/ Orrin Shifrin

Name:  Orrin Shifrin

Title:  Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/Anna T. Chew Name: Anna T. Chew Title: Vice President

SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 11th day of July, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012, as further amended by that Second Amendment to Purchase and Sale Agreement dated as of June 1, 2012, as further amended by that Third Amendment to Purchase and Sale Agreement dated as of June 8, 2012, as further amended by that Fourth Amendment to Purchase and Sale Agreement dated as of June 20, 2012, as further amended by that Fifth Amendment to Purchase and Sale Agreement dated as of June 29, 2012, and as further amended by that Sixth Amendment to Purchase and Sale Agreement dated as of July 6, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on July 16, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on July 11, 2012 to 5:00 p.m. Eastern Time on July 16, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES LLC, a Delaware limited liability company

By:  /s/ Orrin Shifrin

        Orrin Shifrin, Secretary

ARCML06 LLC, a Delaware limited liability company

By: /s/ Orrin Shifrin

            Orrin Shifrin, Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Allison Nagelberg Name: Allison Nagelberg Title: General Consul

EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 16th day of July, 2012, by and between ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated as of March 21, 2012, as amended by that Amendment to Purchase and Sale Agreement dated as of May 22, 2012, as further amended by that Second Amendment to Purchase and Sale Agreement dated as of June 1, 2012, as further amended by that Third Amendment to Purchase and Sale Agreement dated as of June 8, 2012, as further amended by that Fourth Amendment to Purchase and Sale Agreement dated as of June 20, 2012, as further amended by that Fifth Amendment to Purchase and Sale Agreement dated as of June 29, 2012, as further amended by that Sixth Amendment to Purchase and Sale Agreement dated as of July 6, 2012, and as further amended by that Eighth Amendment to Purchase and Sale Agreement dated as of July 11, 2012 (as amended, the “Sale Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, the Property, which consists of, among other things, certain manufactured home communities located in Pennsylvania and New York and more particularly described in the Sale Agreement, all upon the terms and subject to the conditions contained in the Sale Agreement.

WHEREAS, Seller and Buyer hereby desire to amend the Sale Agreement as more specifically set forth below.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

2.

Assumption Notice.  Section 5.8 of the Sale Agreement is amended to provide that, notwithstanding anything to the contrary contained in the Sale Agreement, both Seller and Buyer shall have until 5:00 p.m. Eastern Time on July 18, 2012 to deliver its Assumption Notice (it being the parties’ intention to extend the period for delivery of the Assumption Notice in each instance under the Sale Agreement from 5:00 p.m. Eastern Time on July 16, 2012 to 5:00 p.m. Eastern Time on July 18, 2012).

3.

Effect of Amendment.  This Amendment modifies and amends the Sale Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Sale Agreement.  The Sale Agreement, as amended by this Amendment, is in full force and effect.

4.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by electronic mail or facsimile transmission.

[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER:

ARCPA PROPERTIES LLC, a Delaware limited liability company

By:  /s/Orrin Shifrin

          Orrin Shifrin, Secretary

ARCML06 LLC, a Delaware limited liability company

By: /s/Orrin Shifrin

        Orrin Shifrin, Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/Anna T. Chew Name: Anna T. Chew Title: Vice President